Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
06738C828
4042Q1AA5
46627NAA3
Issuer
BARCLAYS BANK PLC
HSBC BANK USA
JP MORGAN CPAITAL XV
Underwriters
Barclays Capital, BNP Paribas, Citigroup,
CSFB, Goldman Sachs, JP Morgan, Merrill
Lynch, Morgan Stanley, UBS, DBSI, Wachovia
HSBC
JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BACR 6.278% 12/15/2034
HSBC 5.875% 11/1/2034
JPM 5.875% 3/15/2035
Is the affiliate a manager or co-manager of offering?
Jr. Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/1/2005
10/18/2004
3/10/2005
Total amount of offering sold to QIBs
1,000,000,000
1,000,000,000
1,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
1,000,000,000
1,000,000,000
Public offering price
 $
100.00
 $
99.47
 $
99.41
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.88%
1.00%
Rating
Aa3/A+
Aa3/A+
A-/A
Current yield
6.28%
5.91%
5.92%
Benchmark vs Spread (basis points)
200 bp
100 bp
140 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
1,530,000
 $
1,530,000
0.15%
2.20%
0.22%
6/30/2005
SVS I Bond Portfolio
Boston
340,000
 $                   340,000
0.03%
2.20%
0.00%
6/30/2005
Chicago Funds







Scudder Total Return Fund
Chicago
1,360,000
 $
1,360,000
0.14%
2.19%
-0.22%
6/28/2005
SVS II Fixed Income Portfolio
Chicago
720,000
 $                   720,000
0.07%
2.20%
0.00%
6/30/2005
SVS II Total Return Portfolio
Chicago
410,000
 $                   410,000
0.04%
2.20%
-0.09%
6/30/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
730,000
 $                   730,000
0.07%
2.20%
0.30%
6/30/2005
New York Funds







Scudder Fixed Income fund
New York
2,710,000
 $
2,710,000
0.27%
2.20%
0.07%
6/30/2005
Scudder Lifecycle Long Range Fund
New York
610,000
 $                   610,000
0.06%
2.20%
-0.14%
6/30/2005
Scudder Lifecycle Mid Range Fund
New York
40,000
 $                     40,000
0.00%
2.20%
-0.01%
6/30/2005
Scudder Lifecycle Short Range Fund
New York
20,000
 $                     20,000
0.00%
2.20%
0.10%
6/30/2005
Total

8,470,000
 $
8,470,000
0.85%











Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
02635PTB9
22238HAG5
74432QAG0
Issuer
AMERICAN GENERAL FINANCE CORP
COUNTRYWIDE FINANCIAL CORP
PRUDENTIAL FINANCIAL INC
Underwriters
BoA, DBSI, HSBC, BNY, Keybanc Capital
Markets, RBC Capital Markets, Scotia Capital
BoA, HSBC, JP Morgan, Lehman Brothers
Citigroup, JP Morgan, BNY, Harris Nesbitt,
HSBC, Mellon Financial, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AIG 4.875% 7/15/2012
CFC 4.5% 6/15/2010
PRU 4.75% 6/13/2015
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/6/2005
6/8/2005
6/8/2005
Total amount of offering sold to QIBs
700,000,000
500,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
700,000,000
500,000,000
250,000,000
Public offering price
 $
99.89
 $
99.81
 $
99.84
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.40%
0.35%
0.875%
Rating
A1/A+
A3/A
A3/A-
Current yield
4.89%
4.54%
4.77%
Benchmark vs Spread (basis points)
96 bp
82.5 bp
80.75 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







SVS II Fixed Income Portfolio
Chicago
1,515,000
 $
1,513,394
0.22%



SVS II Total Return Portfolio
Chicago
895,000
 $                   894,051
0.13%



New York Funds







Scudder Lifecycle Short Range Fund
New York
1,330,000
 $
1,328,590
0.19%



Scudder Lifecycle Mid Range Fund
New York
95,000
 $                     94,899
0.01%



Total

2,410,000
 $
2,407,445
0.55%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




















Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
552953AT8
552953AQ4
983130AB1
Issuer
MGM MIRAGE INC
MGM MIRAGE INC
WYNN RESORTS LTD
Underwriters
BoA, Citigroup, DBSI, Merrill Lynch
Merrill Lynch, Morgan Stanley
BoA, Bear Stearns, DBSI, JP Morgan, SG
Americas
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MGM 6.625% 7/15/2015
MGM 6.625% 7/15/2015
WYNN 6.625% 12/1/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/25/2005
6/9/2005
11/22/2004
Total amount of offering sold to QIBs
375,000,000
500,000,000
1,300,000,000
Total amount of any concurrent public offering
0
0
0
Total
375,000,000
500,000,000
1,300,000,000
Public offering price
 $
101.38
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.63%
0.75%
2.00%
Rating
Ba2/BB
Ba2/BB
B2/B+
Current yield
6.43%
6.63%
6.63%
Benchmark vs Spread (basis points)
226 bp
228 bp
303 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
370,000
 $                   375,088
0.10%



SVS I Bond Portfolio
Boston
80,000
 $                     81,100
0.02%



Chicago Funds







Scudder High Income Fund
Chicago
965,000
 $                   978,269
0.26%



Scudder High Income Trust
Chicago
100,000
 $                   101,375
0.03%



Scudder Multi-Market Income Trust
Chicago
55,000
 $                     55,756
0.01%



Scudder Strategic Income Fund
Chicago
70,000
 $                     70,963
0.02%



Scudder Strategic Income Trust
Chicago
15,000
 $                     15,206
0.00%



Scudder Total Return Fund
Chicago
315,000
 $                   319,331
0.08%



SVS II Fixed Income Portfolio
Chicago
130,000
 $                   131,788
0.03%



SVS II High Income Portfolio
Chicago
175,000
 $                   177,406
0.05%



SVS II Strategic Income Portfolio
Chicago
15,000
 $                     15,206
0.00%



SVS II Total Return Portfolio
Chicago
105,000
 $                   106,444
0.03%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
160,000
 $                   162,200
0.04%



New York Funds







Scudder High Income Plus Fund
New York
160,000
 $                   162,200
0.04%



Scudder Lifecycle Long Range Fund
New York
115,000
 $                   116,581
0.03%



Scudder Lifecycle Mid Range Fund
New York
5,000
 $                       5,069
0.00%



Scudder Lifecycle Short Range Fund
New York
5,000
 $                       5,069
0.00%



Scudder Limited Duration Plus Fund
New York
50,000
 $                     50,688
0.01%



Total

2,890,000
 $                 2,929,738
0.77%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.









Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
797440BF0
079860AK8
46627NAA3
Issuer
SAN DIEGO GAS & ELECTRIC
BELLSOUTH CORP
JP MORGAN CHASE CAP XV
Underwriters
Goldman Sachs, UBS, BoA, Calyon, DBSI, SG
Cowen
JP Morgan, Lehman Brothers, Morgan Stanley
JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SRE 5.35% 5/15/2035
BLS 6% 11/15/2034
JPM 5.875% 3/15/2035
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Scahs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/16/2005
11/8/2004
3/10/2005
Total amount of offering sold to QIBs
250,000,000
700,000,000
1,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
700,000,000
1,000,000,000
Public offering price
 $
99.88
 $
98.64
 $
99.41
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.88%
1.00%
Rating
A1/A+
A2/A
A1/A-
Current yield
5.36%
6.10%
5.92%
Benchmark vs Spread (basis points)
88 bp
136 bp
144 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







SVS I Bond Portfolio
Boston
675,000
 $                   674,190
0.27%
3.79%
1.30%
6/30/2005
New York Funds







Scudder Lifecycle Short Range Fund
New York
45,000
 $                     44,946
0.02%
3.79%
1.37%
6/30/2005
Total

720,000
 $                   719,136
0.29%